Goodwill and Intangibles, Net - Expected amortization over the next five years and thereafter (Details) - USD ($) $ in Thousands	Mar. 31, 2024	Jun. 30, 2023	Jun. 30, 2022
Expected amortization over the next five years and thereafter
Remaining in fiscal year 2024	$ 976
2025	3,326	$ 3,824
2026	3,014	3,251
2027	2,954	2,939
2028	1,931	2,879
2028		1,855
Thereafter	2,155
Thereafter		2,608
Total Expected Amortization	$ 14,356	$ 17,356	$ 18,764